                                                                   EXHIBIT 10.06

                                 LOAN AGREEMENT

     This Loan Agreement (the "Agreement") is entered into as of this 25th day of January 1999 between Autodesk, Inc. (the "Holder"), a Delaware corporation, with its principal offices located at 111 McInnis Parkway, San Rafael, California 94903 and Avatech Solutions, Inc., with its principal offices located at Owings Mills, Maryland, Avatech of California, Inc., Avatech of Connecticut, Inc., Avatech Solutions of Colorado, Inc., Avatech of Florida, Inc., Avatech of Maryland, Inc., Avatech of Michigan, Inc., Avatech of Nebraska, Inc., Avatech of New Jersey, Inc., Avatech of New York, Inc., Avatech of Virginia, Inc., and Technical Learningware Company, Inc. (hereinafter collectively the "Borrower").

                                    RECITALS

     A. Holder wishes to lend to Borrower and Borrower wishes to borrow from Holder up to Three Million Dollars ($3,000,000.00) on the terms and conditions set forth in the Secured Promissory Notes attached hereto as Exhibit A (the "Note")

     B. Holder and Borrower agree that such loan and any and all other amounts due Holder from Borrower at any time shall be secured by the assets of Borrower (the "Collateral") on the terms and conditions set forth in the Security Agreement between Holder and Borrower attached hereto as Exhibit B (the "Security Agreement").

     C. In connection with making such loan, Holder requires that Borrower makes certain representations, warranties and covenants, all as set forth hereinafter, upon which Holder relies in making such loan.

     NOW, THEREFORE, IN CONSIDERATION FOR THE MUTUAL COVENANTS AND REPRESENTATIONS SET FORTH HEREIN, THE PARTIES AGREE AS FOLLOWS:

     1.    LOAN.

           1.1 Subject to the terms and conditions of this Agreement, Holder agrees to lend to Borrower and Borrower agrees to borrow from Holder up to Three Million Dollars ($3,000,000.00) pursuant to the terms and conditions of the Note.

           1.2 The loan shall be made at a closing (the "Closing") to be held at the principal officers of Holder, as set forth above, on the date of this Agreement or such later date as shall be mutually agreeable to Holder and Borrower (the "Closing Date"), at which time Holder shall (i) deliver to Borrower a wire transfer of Three Million Dollars ($3,000,000.00); and (ii) Borrower shall execute and deliver to Holder the Note and Borrower and Holder shall execute the Security Agreement.

           1.3 Borrower understands that Holder makes no promises of any further support. Accordingly, Holder shall have no obligation to provide any further financial support beyond that contemplated under the terms of this Agreement, nor shall Holder have any obligation to provide any technical, marketing or other advice, or opportunities to Borrower. Holder reserves the right to provide or refuse to provide any assistance in Holder's sole discretion.

     2.    SECURITY.

           All obligations of Borrower under this Agreement and the Note shall be secured by the Collateral pursuant to the terms and conditions set forth in the Security Agreement, executed by Borrower as debtor in favor of Holder as secured party, granting Holder a security interest in the Collateral (subject only to the security interest held by First Union National Bank, or such financial institution replacing it as a secured party, under various loan documents for an amount not exceeding Three Million Dollars ($3,000,000.00) in principal, plus interest, attorneys' fees, late charges, and other costs and expenses due and owing under the agreements between Borrower and First Union National Bank (the "Credit Limit")). Borrower covenants and agrees to execute and deliver the Security Agreement and such other documents as may be necessary for the perfection and preservation of Holder's security interest in the Collateral.

     3.    CONDITIONS PRECEDENT.

           The obligation of Holder to disburse the loan to Borrower at Closing is subject to the condition precedent that, on the Closing Date, there shall have been delivered to Holder the following documents executed by Borrower:

           3.1      This Agreement;

           3.2      The Note;

           3.3      The Security Agreement; and

           3.4 Appropriate Financing Statements on Form UCC-1 relating to the Collateral subject to the Security Agreement.

     4.    REPRESENTATIONS AND WARRANTIES OF BORROWER.

           Borrower represents and warrants that:

           4.1 Each company listed as Borrower is a corporation duly organized and existing under the laws of a state, and is properly licensed and in good standing in every jurisdiction in which it is doing business, except where failure to be so qualified would not have a material adverse effect on Borrower's business.

           4.2 The execution, delivery and performance of this Agreement and any instrument or agreement required of Borrower hereunder are within Borrower's powers, have been duly authorized and are not in conflict with the terms of the articles of incorporation or bylaws of Borrower, or any instrument or agreement to which Borrower is a party or by which Borrower is bound or affected.

           4.3 No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery, performance, or enforcement of this Agreement or any instrument or agreement required hereunder, except as may have been obtained and certified copies of which have been delivered to Holder.

           4.4 There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on Borrower, which would be contravened by the execution, delivery, performance or enforcement of this Agreement or any instrument or agreement required of Borrower hereunder.

           4.5 This Agreement is a legal, valid and binding agreement of Borrower, enforceable against Borrower in accordance with its terms, and any instrument or agreement required to Borrower hereunder, when executed and delivered, and will be similarly legal, valid, binding and enforceable, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally, and subject to rules of law governing specific performance, injunctive relief and other equitable remedies.

           4.6 Borrower has good and marketable title to the Collateral which is subject to the Security Agreement, free and clear of all clouds to title and of all security interests, liens, encumbrances or rights of others, other than those in favor of First Union National Bank and those listed on Schedule A attached hereto.

           4.7 Borrower represent that as of the Closing that the loan by Holder hereunder shall be prior and superior to any other indebtedness of Borrower other than the security interest held by First Union National Bank ("Bank"). Except for the due filing or recording of financing statements on Form UCC-1 pursuant to the Security Agreement, no further action is necessary in order to establish and perfect Holder's security interest in or lien on all Collateral subject only to the security interest of the Bank.

           4.8 There are no suits, proceedings, claim or disputes pending or, to the knowledge of Borrower, threatened against or affecting Borrower or its property, the adverse determination of which might affect Borrower's financial condition or operations or impair Borrower's ability to perform their obligations hereunder or under any instrument or agreement required hereunder.

           4.9 Borrower has provided to Holder preliminary drafts of financial statements of Borrower for fiscal year end 1997 and 1998 (June 1997 and June 1998), and financial statement and balance sheet, and unaudited financial statements for the period of July through September 1998 (collectively the "Financial Statements"). Borrower represents that the Financial Statements were prepared in accordance with generally accepted accounting principles and fairly represents Borrower's financial condition and results of operations as of the date thereof.

     5.    COVENANTS.

           Borrower covenants and agrees that so long as any amount is due Holder from Borrower upon the Note or otherwise:

           5.1 Borrower will promptly notify Holder of any "Event of Default" (the term "Events of Default" being as defined in the form of Security Agreement attached hereto as Exhibit B) or any event which, upon a lapse of time or notice or both, would become an Event of Default.

           5.2 Borrower will deliver to Holder as soon as available, but no later than one hundred twenty (120) days after the close of each fiscal year, Borrower's financial statements for the fiscal year, prepared in accordance with generally accepted accounting principles and certified by independent certified public accountants reasonably acceptable to Holder.

           5.3 Borrower will deliver to Holder as soon as available, but no later than forty-five (45) days after the close of each quarter, Borrower's unaudited financial statements as of the close of such quarter, certified by a responsible officer of Borrower as being complete and correct and fairly representing Borrower's financial condition and results of operations.

           5.4 Borrower will deliver to Holder at the Closing a written budget for each fiscal year occurring during the term of this Agreement and, when available but in no event later than ninety (90) days after each fiscal year end occurring during the term of this Agreement, a budget for each succeeding fiscal year, together with any written revisions to such budgets.

           5.5 Borrower will deliver to Holder such additional information relating to Borrower's financial condition and results of operations as Holder may reasonably request from time to time.

           5.6 Borrower agrees that proceeds from the loan made hereunder shall be used for the purpose of opening new offices, hiring new employees, producing training materials, purchasing and selling Holder's products, and repayment of any debt due and owed by Borrower to Holder or to First Union National Bank. In no event shall proceeds from the loan be used for any of the following purposes without prior written consent of Holder:

                    (a) Acquisition of securities or assets of another business;

                    (b) Acquisition of property, plant or equipment except (i) acquisitions in the ordinary course of business each in the amount of less than Fifty Thousand Dollars

($50,000.00); and (ii) such equipment or Holder's products as are directly related to the primary purpose of the loan.

                    (c) Repayment of any debt, including shareholder notes, other than as explicitly allowed in this section;

                    (d) Bonuses, extraordinary salary increases or deferred compensation for officers or directors of Borrower; or

                    (e) Trade shows, advertising, production of marketing materials or brochures.

           5.7 Borrower will promptly notify Holder of any material claim, action, suit or proceeding against Borrower or its assets.

           5.8 Borrower will maintain current capital, including subordinated debt, of at least One Million Five Hundred Thousand Dollars ($1,500,000.00), plus equity existing as of the date of this Agreement.

           5.9 Borrower will maintain a ratio of current assets to current liabilities (excluding the current portion of any subordinated indebtedness), in each case determined in accordance with generally accepted accounting principles of at least 1.0 to 1.0.

           5.10 Borrower will maintain a ratio of total liabilities to permanent capital of no greater than 10 to 1.0

           5.11 Borrower will not borrow, from First Union National Bank or otherwise, additional funds such that at any time there is due and owing from Borrower to First Union National Bank an amount in excess of the Credit Limit or further encumber any of the assets constituting Collateral under the Security Agreement without the prior written consent of Holder.

     6.    EVENTS OF DEFAULT.

           The occurrence of any of the "Events of Default" as defined in the Security Agreement, at the option of Holder, shall make the remaining unpaid balance of the Note immediately due and payable.

     7.    CONFIDENTIAL INFORMATION.

           Each of Holder and Borrower agrees not to use any Confidential Information of the other party disclosed to it, for its own use or use by any other person or for any purposes except to carry out, perform and enforce its obligations under agreements between Holder and Borrower, and not to disclose any such Confidential Information except to employees (or consultants subject to confidentiality provisions similar to this Section 7) who are required to have such information in order to carry out, perform or enforce such obligations. Borrower and Holder will take all reasonable measures to protect the secrecy and avoid disclosure or use of Confidential Information in order to prevent it from entering the public domain or possession of persons other than those persons authorized hereunder to have any such information, which measures shall include, without limitation, the highest degree of care that each utilizes to protect its own confidential information of a similar nature. Either party shall notify the affected party promptly in writing of any misuse or misappropriation of Confidential Information which may come to such party's attention.

           For purposes of this section, "Confidential Information" means (i) the terms of this Agreement, the Secured Promissory Note and Security Agreement and accompanying transactions (provided, however, that said Agreement, Secured Promissory Note and Security Agreement may be disclosed to a party having a secured position with Borrower prior to that of Holder), as well as (ii) any proprietary information, technical data, trade secrets or know-how, including, without limitation, research, product plans, products, services, customers, markets, software, developments, inventions, processes, formulae, technology, designs, drawings, engineering, hardware configuration information, marketing, finances or other business or technological information disclosed by either party to the other either directly or indirectly. "Confidential Information" of a disclosing party does not include any information which: (i) is known to the receiving party at the time of disclosure; (ii) has become publicly known through no wrongful act of the receiving party; (iii) has been rightfully received by the receiving party from a third party without restriction on disclosure and without breach of any agreement with the disclosing party; (iv) has been independently developed by the receiving party as evidenced by appropriate documentation; (v) has been approved for release by written authorization executed by an authorized officer of the disclosing party; (vi) is required to be disclosed by the receiving party pursuant to a requirement of law; or (vii) (A) is not provided in writing or on magnetic media, or (B) if provided orally, is not confirmed in writing to be confidential within fifteen
(15) days after disclosure. Should Borrower wish to disclose the specific terms of this Agreement or the other Loan Documents to a potential investor or investors, it shall first obtain written consent to such disclosure from Holder, which consent shall not be unreasonably withheld with respect to bona fide potential investors.

           Each party acknowledges that the other's Confidential Information is unique property of extreme value to the other party, and that unauthorized use or disclosure thereof would cause the other party irreparable harm that could not be compensated by monetary damages. Accordingly, each party agrees that the other will be entitle to injunctive and preliminary relief to remedy any actual or threatened unauthorized use or disclosure of the other party's Confidential Information.

           Nothing in this Section 7 is intended to supersede any existing agreement between the parties under which confidential technical or market information has or may be given by one party to the other. As to matters not covered by such existing agreements, this Section 7 shall control in the absence of any specific agreement to the contrary.

     8.    MISCELLANEOUS.

           8.1 Any communications between the parties hereto or notices or requests provided herein to be given may be given by mailing the same, postage prepaid, to the other party as follows:

                                             BORROWER:

                                             Avatech Solutions, Inc.
                                             11403 Cronhill Drive, Suite A
                                             Owings Mills, MD 21117
                                             Attention: Charles Cullen

                                             and a courtesy copy to:

                                             Richard M. Goldberg, Esq.
                                             Shapiro and Olander
                                             20th Floor, Charles Center South
                                             36 South Charles Street
                                             Baltimore, MD 21201-3147

                                             HOLDER:

                                             Autodesk, Inc.
                                             111 McInnis Parkway
                                             San Rafael, California 94903
                                             Attention: Treasurer

                    8.2 This Agreement, together with the covenants and warranties contained in it, shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that Borrower may not assign this Agreement or any of the rights of Borrower hereunder without the prior written consent of Holder.

                    8.3 No delay or omission by Holder to exercise any right under this Agreement shall impair any such right, nor shall it be construed as a waiver thereof. No waiver of any single breach or default under this Agreement shall be deemed a waiver of any other breach or default. Any waiver, consent or approval under this Agreement must be in writing to be effective.

                    8.4 Borrower and Holder each shall bear its own costs and expenses incurred in connection with the preparation and administration of this Agreement and any instrument or agreement required hereunder. Borrower agrees to pay all costs, expenses and attorneys' fees reasonably incurred by Holder in connection with the enforcement of this Agreement.

                    8.5 This Agreement, and any agreement, document or instrument attached hereto or referred to herein, integrate all the terms and conditions mentioned herein or incidental hereto, and supersede all oral negotiations and prior writings in respect to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail. This Agreement may be executed in counterparts, and each counterpart shall be deemed an original instrument, but together shall constitute one and the same instrument. Additionally, any signatures sent by facsimile shall be deemed to be originals and shall have all of the same force and effect and import as an original signature, regardless of whether or not the parties shall or shall not later receive one or more such original signature.

                    8.6 This Agreement shall be construed in accordance with the laws of the State of California (excluding rules regarding conflicts of law). The parties hereby submit to the personal jurisdiction of and venue in the Superior Court of the State of California, County of Marin, and the United States District Court for the Northern District of California in San Francisco.

                    8.7 The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

                    8.8 In addition to any rights and remedies of Holder provided by law, Holder shall have the right, without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against any indebtedness, whether matured or unmatured, of Borrower to Holder, any amount owing from Holder to Borrower. The aforesaid right of set-off may be exercised by Holder against Borrower or against any trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by Holder prior to the occurrence of an Event of Default. Holder agrees promptly to notify Borrower after any such set-off and application by Holder, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

"Holder"                                                "Borrower"

AUTODESK, INC.                               AVATECH SOLUTIONS, INC.

By: /s/ [ILLEGIBLE]                          By: /s/ Henry D. Felton
    -------------------------------
 Name: [ILLEGIBLE]                            Name: HENRY D. FELTON
      -----------------------------
 Title: [ILLEGIBLE]                           Title: CHAIRMAN & CEO
       ----------------------------

                                             AVATECH OF CALIFORNIA, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name:  Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF CONNECTICUT, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name:  Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH SOLUTIONS OF COLORADO, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name:  Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF FLORIDA, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name:  Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF MARYLAND, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name:  Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF MICHIGAN, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name:  Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF NEBRASKA, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name:  Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF NEW JERSEY, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name:  Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF NEW YORK, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name:  Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF VIRGINIA, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name:  Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             TECHNICAL LEARNINGWARE COMPANY,
                                             INC.

                                             By: /s/ Ronald C. Diegelman
                                                --------------------------------
                                              Name:  Ronald C. Diegelman
                                                    ----------------------------
                                              Title: Chairman
                                                    ----------------------------

                                   SCHEDULE A
                                       TO
                                 LOAN AGREEMENT


LIEN HOLDER                                                  STATUS
-----------                                                  ------
Jefferson National Bank                                      UCC Termination Statement sent to record
UCC 9608287050                                               1-12-99. No balance/No available credit

Jefferson National Bank                                      UCC Termination Statement sent to record
UCC 3199                                                     1-12-99. No balance/No available credit

Master Lease Div. Of Tokai Financial Services, Inc.          UCC Termination Statement sent for execution 1-28-99.
UCC 95-00048175                                              One computer

Moceri Leasing, Inc.                                         Working on Assignment of Lease - UCC relates to
UCC 98-00048693                                              specific assets.  Furniture

Shawmut Bank Connecticut, N.A./Fleet                         Loan paid off.  Attempting to obtain Release as of
UCC 001587146                                                1-27-99.  No balance/No Available credit.

AT&T Capital Leasing Services, Inc.                          Working on Assignment of Lease - UCC relates to
UCC 001661729                                                specific assets.  Phone

AT&T Capital Leasing Services, Inc.                          Working on Assignment of Lease - UCC relates to
UCC 001753215                                                specific assets.  Phone

AT&T Capital Leasing Services, Inc.                          Working on Assignment of Lease - UCC relates to
UCC 001815521                                                specific assets.  Phone

The Chase Manhattan Bank                                     UCC Termination Statement to be executed and sent to
UCC 00184707                                                 record 1-28-99. No balance/No available credit

Interstate Auto Lease Corp. assigned to OnBank & Trust Co.   Working on Assignment of Lease - UCC relates to
UCC 129531                                                   specific assets.  Phone

Cayuga Bank                                                  UCC Termination Statement to be prepared 1-27-99, and
UCC 196708                                                   sent to record 1-28-99. No balance/No available credit

Barbara Eggermann                                            UCC Termination Statement sent to record
UCC 1862563                                                  1-22-99. No balance

Barbara Eggermann                                            UCC Termination Statement sent to record
UCC 1998002792                                               1-22-99. No balance

IBM Credit Corp.                                             UCC Termination Statement sent for signature 1-27-99.
UCC c200996                                                  No balance

ITT Commercial Finance Corp.                                 UCC Termination Statement sent for signature 1-27-99.
(Now Deutsche Financial)                                     No balance
UCC C212240

                                    EXHIBIT A

                             SECURED PROMISSORY NOTE

$3,000,000.00                                                   January 25, 1999
                                                          San Rafael, California

           FOR VALUE RECEIVED, Avatech Solutions, Inc., a corporation organized under the laws of the State of Delaware, Avatech of California, Inc., Avatech of Connecticut, Inc., Avatech Solutions of Colorado, Inc., Avatech of Florida, Inc., Avatech of Maryland, Inc., Avatech of Michigan, Inc., Avatech of Nebraska, Inc., Avatech of New Jersey, Inc., Avatech of New York, Inc., Avatech of Virginia, Inc., and Technical Learningware Company, Inc. (hereinafter collectively referred to as the "Borrower"), hereby promises to pay to Autodesk, Inc., a corporation organized under the laws of the State of Delaware, or its assigns ("Holder"), at the principal offices of the Holder presently located at 111 McInnis Parkway, San Rafael, California 94903, the principal sum of Three Million Dollars ($3,000,000.00), together with accrued interest at the rate specified hereinafter.

           This Note is issued subject to the terms and conditions of a Loan Agreement between the Borrower and the Holder of even date herewith (the "Loan Agreement"), as well as the following additional terms and conditions:

           1.       TERMS OF PAYMENT.

                    Principal and interest on this Note shall be due and payable in eleven (11) quarterly equal installments (adjusted, however, for any prepayments of principal) commencing with the payment of all accrued interest and amortized principal on the first day of the month following six months from the execution date (e.g., if the execution date is January 25, the first payment shall be due August 1), and continuing thereafter on the same day of each succeeding three month interval until maturity (e.g., if the execution date is January 25, the second payment shall be due November 1). A copy of the payment schedule is attached as Schedule 1.

           2.       RATE OF INTEREST.

                    The unpaid principal on this Note shall bear interest from the date hereof until maturity at a rate of nine and three quarters percent (9-3/4%) per annum.

           3.       SECURITY AGREEMENT.

                    Repayment of this Note is secured by certain assets of the Borrower pursuant to a Security Agreement between the Borrower and the Holder of even date herewith

(the "Security Agreement")

           4.       PREPAYMENT.

                    This Note may be prepaid, at the Borrower's election, at any time prior to maturity without premium or penalty. Prepayments shall be applied first to interest accrued and then to principal due under this Note.

           5.       EVENTS OF DEFAULT.

                    If any Event of Default (as hereinafter defined) shall occur, the Borrower hereby promises to give Holder immediate (other than as provided in this Section 5) oral and written notice of such occurrence, the principal and accrued interest on this Note may be accelerated and declared due and payable at the option of Holder.

                    For the purposes of this Section 5, "Event of Default" shall mean any of the following.

                    (a)   NONPAYMENT.

                          Failure by the Borrower to pay the principal or
interest hereunder within ten (10) days after the date when due;

                    (b)   ACT OF INSOLVENCY.

                          Any affirmative act of bankruptcy or insolvency by the
Borrower, or the filing by the Borrower of any petition or action under or the commencement of any proceedings (not subject to subsection (c) below) relating to the Borrower under any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency or moratorium law, or any other law or laws for the relief of or relating to debtors, of any jurisdiction, or the appointment of a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) for the Borrower, or any substantial part of the properties or assets of the Borrower, or the making by the Borrower of an assignment for the benefit of creditors, or the admission by the borrower in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Borrower in furtherance of any such action;

                    (c)   INVOLUNTARY BANKRUPTCY.

                          The filing against the Borrower of any involuntary
petition under any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency, moratorium, dissolution or liquidation law, or any other law or laws for the relief of or relating to debtors, of any jurisdiction, or the entry or rendering of any order, judgment or decree approving the filing of the petition in any such proceedings, or the appointment of any receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for the Borrower or any substantial part of the properties or assets of the Borrower, unless such petition, order, judgment, decree or appointment is set aside or withdrawn or ceases to be effective within thirty (30) days after the date of such filing, rendering, entry or appointment, or the entry or rendering of an order, judgment or decree adjudicating the Borrower bankrupt for insolvent;

                    (d)   MISREPRESENTATION.

                          Any misrepresentation or omission of a material fact
in this Note, the Loan Agreement or the Security Agreement; or

                    (e)   MATERIAL ADVERSE CHANGE.

                          Any Material Adverse Change in the condition of the
Borrower, which shall mean a material adverse change in (a) the business, assets, operations, prospects or financial or other condition of Borrower; (b) the ability of Borrower to pay or perform the Borrower's obligations in accordance with the terms of this Note and the other transaction documents and to avoid an Event of Default under any transaction document; or (c) the rights and remedies of Holder under this Note, the other transaction documents or any related document, instrument or agreement. if the Borrower fails to remedy the Material Adverse Change within thirty (30) days of written notice thereof.

                    (f)   CHANGE OF CONTROL.

                          A Change of Control of the Borrower, which shall mean
a merger, sale of securities or sale of all or substantially all of Borrower's assets that results in a change of ownership of at least 50%, except such changes of control which are entirely between the Borrower provided that written notice of such change of control between Borrower is provided to Holder within 30 days of consummation of such change.

                    (g)   OTHER BREACH OR DEFAULT.

                          A breach or default by the Borrower in the performance
or observance of any other term, covenant, representation, warranty or agreement contained in this Note, the Loan Agreement or the Security Agreement to be performed or observed by the Borrower, if the Borrower fails to cure within (30) days of written notice of such breach or default to the Holder.

           6.       REPLACEMENT.

                    Upon receipt by the Borrower of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note (provided that an affidavit of Holder will be satisfactory for such purpose), and of indemnity satisfactory to it (provided that if the Holder is the original Holder hereof, its own indemnification agreement shall under all circumstances be satisfactory, and no bond shall be required), and upon surrender and cancellation of this Note, if mutilated, the Borrower will make and deliver a new Note of the same terms in a principal amount equal to the outstanding balance of this Note, dated as of the last date at which principal or interest has been paid upon this Note.

           7.       ATTORNEYS' FEES.

                    The Borrower covenants that upon the occurrence of any Event of Default it will pay to Holder all costs and expenses of collection and enforcement of this Note, including reasonable attorneys' fees.

           8.       GOVERNING LAW.

                    This Agreement shall be construed in accordance with the laws of the State of California (excluding rules regarding conflicts of law). The parties hereby submit to the personal jurisdiction of and venue in the Superior Court of the State of California, County of Marin, and the United States District Court for the Northern District of California in San Francisco.

           9.       MISCELLANEOUS.

                    This Agreement may be executed in counterparts, and each counterpart shall be deemed an original instrument, but together shall constitute one and the same instrument. Additionally, any signatures sent by facsimile shall be deemed to be originals and shall have all of the same force and effect and import as an original signature, regardless of whether or not the parties shall or shall not later receive one or more such original signature.

           IN WITNESS WHEREOF, the Borrower has caused this Note to be executed in its corporate name by its duly authorized officer.

"Holder"                                     "Borrower"

AUTODESK, INC.                               AVATECH SOLUTIONS, INC.

By:                                          By: /s/ Henry D. Felton
   --------------------------------
 Name:                                        Name: HENRY D. FELTON
      -----------------------------
 Title:                                       Title: CHAIRMAN & CEO
      -----------------------------

                                             AVATECH OF CALIFORNIA, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF CONNECTICUT, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH SOLUTIONS OF COLORADO, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF FLORIDA, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF MARYLAND, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF MICHIGAN, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF NEBRASKA, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF NEW JERSEY, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF NEW YORK, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF VIRGINIA, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             TECHNICAL LEARNINGWARE COMPANY,
                                             INC.

                                             By: /s/ Ronald C. Diegelman
                                                --------------------------------
                                              Name: Ronald C. Diegelman
                                                   -----------------------------
                                              Title: Chairman
                                                    ----------------------------

                                   SCHEDULE 1

           Note payment schedule.

                                   SCHEDULE 1

AUTODESK, INC.
LOAN PAYMENT CALCULATION
AVATECH SOLUTIONS, INC.
REVISED DRAFT AMORTIZATION SCHEDULE (JULY, 2000)

SIMPLE INTEREST RATE           6.50%
PRINCIPAL AMOUNT:    $(2,960,645.77)

                                 PRINCIPAL           INTEREST           PAYMENTS          INTEREST       PRINCIPAL
                                 ---------           --------           --------          --------       ---------
 06/30/00          0          (2,960,645.77)
 07/31/00          1          (2,960,645.77)        (16,344.39)
 08/31/00          2          (2,960,645.77)        (16,344.39)
 09/30/00          3          (2,960,645.77)        (15,817.15)        (48,505.92)       (48,505.92)         --
 10/31/00          4          (2,960,645.77)        (16,344.39)
 11/30/00          5          (2,960,645.77)        (15,817.15)
 12/31/00          6          (2,960,645.77)        (16,344.39)        (48,505.92)       (48,505.92)         --
 01/31/01          7          (2,960,645.77)        (16,344.39)
 02/28/01          8          (2,960,645.77)        (14,762.67)
 03/31/01          9          (2,960,645.77)        (16,344.39)        (47,451.45)       (47,451.45)         --
 04/30/01         10          (2,960,645.77)        (15,817.15)
 05/31/01         11          (2,960,645.77)        (16,344.39)
 06/30/01         12          (2,960,645.77)        (15,817.15)        (47,978.68)       (47,978.68)         --
 07/31/01         13          (2,960,645.77)        (16,344.39)
 08/31/01         14          (2,960,645.77)        (16,344.39)
 09/30/01         15          (2,960,645.77)        (15,817.15)        (48,505.92)       (48,505.92)         --
 10/31/01         16          (2,960,645.77)        (16,344.39)
 11/30/01         17          (2,960,645.77)        (15,817.15)
 12/31/01         18          (2,387,840.83)        (16,344.39)       (621,310.86)       (48,505.92)     (572,804.94)
 01/31/02         19          (2,387,840.83)        (13,182.19)
 02/28/02         20          (2,387,840.83)        (11,906.49)
 03/31/02         21          (1,804,800.84)        (13,182.19)       (621,310.86)       (38,270.87)     (583,039.99)
 04/30/02         22          (1,804,800.84)         (9,642.09)
 05/31/02         23          (1,804,800.84)         (9,963.49)
 06/30/02         24          (1,212,737.65)         (9,642.09)       (621,310.86)       (29,247.66)     (592,063.20)
 07/31/02         25          (1,212,737.65)         (6,694.98)
 08/31/02         26          (1,212,737.65)         (6,694.98)
 09/30/02         27            (611,295.75)         (6,479.01)       (621,310.86)       (19,868.96)     (601,441.90)
 10/31/02         28            (611,295.75)         (3,374.69)
 11/30/02         29            (611,295.75)         (3,265.83)
 12/31/02         30                  (0.00)         (3,374.69)       (621,310.86)       (10,015.20)     (611,295.75)
                                                                     ============       ===========    =============
                                                                     3,347,502.20       (386,856.52)   (2,960,645.77)

                                    EXHIBIT B

                               SECURITY AGREEMENT

           THIS AGREEMENT (the "Security Agreement") is entered into as of this 25th day of January 1999 between Autodesk, Inc. (the "Holder"), a Delaware corporation, with its principal offices located at 111 McInnis Parkway, San Rafael, California 94903 and Avatech Solutions, Inc. with its principal offices located at Owings Mills, Maryland, Avatech of California, Inc., Avatech of Connecticut, Inc., Avatech Solutions of Colorado, Inc., Avatech of Florida, Inc., Avatech of Maryland, Inc., Avatech of Michigan, Inc., Avatech of Nebraska, Inc., Avatech of New Jersey, Inc., Avatech of New York, Inc., Avatech of Virginia, Inc., and Technical Learningware Company, Inc. (hereinafter collectively the "Borrower").

                                    RECITALS:

           A. Borrower and Holder have entered into a Loan Agreement of even date herewith (the "Loan Agreement") pursuant to which the Holder has agreed to lend up to Three Million Dollars ($3,000,000.00) to Borrower.

           B. Holder has made such loan to Borrower pursuant to a secured promissory note of even date herewith (the "Note").

           C. In consideration of the loan pursuant to the Note, Borrower wishes to grant to Holder a security interest in certain collateral to ensure repayment of the loan and any and all other amounts now or hereafter due to Holder from Borrower.

           THE PARTIES THEREFORE, IN CONSIDERATION FOR THE MUTUAL COVENANTS SET FORTH HEREIN, IN THE LOAN AGREEMENT AND IN THE NOTE, AGREE AS FOLLOWS:

           1.       GRANT OF SECURITY INTEREST.

                    Borrower hereby pledges and assigns to Holder and grants to Holder a security interest in the Collateral (as defined in Section 2) to secure the performance of Borrower's obligations to Holder: (a) under the Loan Agreement, (b) under the Note, and (c) to pay any and all amounts due to Holder from Borrower. All obligations of Borrower to Holder are collectively "Borrower's Obligations".

           2.       COLLATERAL.

                    The collateral covered by this Security Agreement consists of the following (the "Collateral"):

                    All right, title and interest of Borrower now owned or hereafter acquired in and to the following:

                          (a)     All equipment and fixtures (including, without
limitation, furniture, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor (collectively, the "Equipment");

                          (b)     All inventory (including, without limitation,
(i) all raw materials, work in process and finished goods and (ii) all such goods which are returned to or repossessed by Borrower), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the "Inventory");

                          (c)     All accounts, chattel paper, contract rights
and rights to the payment of money (collectively, the "Receivables");

                          (d)     All assets and general intangibles, including,
without limitation, (i) customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property; (ii) all patents, copyrights, trademarks, trade names, service marks and other intellectual property rights, (iii) all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, trade names and service marks, and (iv) all goodwill of Borrower;

                          (e)     All deposit accounts, money, certificated
securities, uncertificated securities, instruments and documents; and

                          (f)     All proceeds of the foregoing (including,
without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of actions affecting or relating to the Collateral).

           3.       BORROWER'S OBLIGATIONS SECURED HEREBY.

                    Borrower's Obligations to Holder secured hereby are the following:

                    3.1   NOTE.

                          Payment of the principal and interest evidenced by the
Note, together with any future advances thereunder and amendments thereof;

                    3.2   ACCOUNT BALANCES.

                          Payment of any and all amounts due to Holder from
Borrower including, but not limited to, amounts due for purchases by Borrower of products from Holder.

                    3.3   PERFORMANCE.

                          Performance and discharge of each and every obligation
of Borrower under this Security Agreement, the Loan Agreement and the Note.

           4.       BORROWER'S COVENANTS.

                    Borrower agrees and covenants that:

                    4.1   FURTHER ENCUMBRANCES.

                          Except to the extent of the Credit Limit (as that term
is defined in the Loan Agreement) provided to Borrower by First Union National Bank which holds a security interest with Borrower as of the date of this Security Agreement, Borrower shall not, without Holder's consent (which consent shall not be unreasonably withheld) grant a security interest in any of the Collateral or execute any financing statements covering any of the Collateral in favor of any person until Borrower's Obligations secured under this Security Agreement shall have been repaid and performed in full. Notwithstanding the foregoing, Borrower may allow a financial institution to replace First Union National Bank and obtain, in place of said bank, the secured position held by First Union National Bank as of the date of this Agreement to the extent of the Credit Limit.

                    4.2   USE OF COLLATERAL.

                          The Collateral will not be used for any unlawful
purpose. Excepting the existing security interest of First Union National Bank, borrower will keep the Collateral free and clear of liens and adverse claims.

                    4.3   INDEMNIFICATION.

                          Borrower shall indemnify Holder against all losses,
claims, demands and liabilities of every kind caused by or respecting the Collateral.

                    4.4   PERFECTION OF SECURITY INTEREST.

                          Immediately upon execution of this Security Agreement,
Borrower and Holder shall execute and file Financing Statements on Form UCC-1 with respect to the Collateral and shall execute and deliver such other documents as Holder deems necessary to create, perfect and continue the security interest in the Collateral contemplated hereby, including, but not limited, to the forms and documents attached hereto as Attachment A.

                    4.5   COLLECTION OF ACCOUNTS.

                          Borrower shall collect with diligence all of its
Receivables and proceeds of Inventory, Equipment and other personal property.

                    4.6   RECORDS.

                          Borrower shall prepare and keep in accordance with
generally accepted accounting principles consistently applied, complete and accurate records regarding all Accounts, Inventory, Equipment, Fixtures and Other Personal Property, and proceeds thereof, and if and when requested by Holder, shall, from time to time, prepare and deliver a complete and accurate schedule of all the Collateral, in such detail as Holder may reasonably request.

                    4.7   INSPECTION OF BORROWER'S BOOKS.

                          Borrower shall permit Holder and its designees at
reasonable times and from time to time to inspect Borrower's books, records and properties and to audit and to make copies of extracts from such books and records.

                    4.8   FEES AND COSTS.

                          Upon any Event of Default, Borrower shall pay all
expenses, including attorneys' fees, incurred by Holder in the preservation, realization, enforcement or exercise of any of Holder's rights under this Security Agreement.

           5.       EVENTS OF DEFAULT.

                    The following are an Event of Default under this Security Agreement.

                    5.1 The occurrence of any Event of Default, as defined in the Note;

                    5.2 The failure to pay an amount due Holder when and as due, provided however, that, to the extent amounts are past due from Borrower to Holder for more than thirty (30) days as of the date of this Security Agreement, then as to that amount such failure to pay when due shall not constitute a default under this Section 5.2 until March 5, 1999.

                    5.3 To the extent not otherwise deemed a default under Sections 5.1 or 5.2 herein, the breach or default by Borrower of any agreement Borrower has with any party holding a security interest in any property of Borrower, provided, however, that, to the extent Borrower is in breach or default of any agreement with First Union National Bank as of the date of this Agreement, this Section 5.3 shall not apply to the limited extent of that specific breach or default with said bank until March 5, 1999.

           6.       REMEDIES ON DEFAULT.

                    Upon the occurrence of an Event of Default, provided that payment in full has not been made, the Holder shall have all rights, privileges, powers and remedies provided by law, which rights, privileges, powers, and remedies shall be cumulative, and no single or partial exercise of any of them shall preclude the further or other exercise of the same or any of them. By way of example and not by way of limitation, Holder may, pursuant to this Section 6, exercise any one or all of the remedies hereinafter set forth:

                    6.1   PAYMENT UNDER NOTE; ACCOUNT BALANCE.

                          The Holder may by notice under Section 12 declare the
aggregate unpaid principal balance of the Note and all other amounts owing to Holder from Borrower, together with all unpaid accrued interest thereon, to be immediately due and payable to the Holder.

                    6.2   POSSESSION OF COLLATERAL.

                          (a)     The Holder may take possession of all
Collateral covered hereby (which Collateral Borrower will assemble and make available to Holder) using the employees, facilities, equipment and other property of Borrower to do so, all at Borrower's expense and without compensation to Borrower.

                          (b)     If and when requested by Holder, Borrower
shall upon any Event of Default prepare and deliver to Holder assignments in writing of all Collateral and related accounts, instruments, documents and other evidences thereof.

                    6.3   USE, OPERATION AND SALE OF COLLATERAL BY HOLDER.

                          The Holder may use, operate, consume and sell the
Collateral in its possession as appropriate for the purpose of performing Borrower's obligations with respect thereto. Borrower and Holder agree that public or private sales, for cash or on credit, to a wholesaler or retailer or use of Collateral of the types subject to this Security Agreement, or at public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sale are ordinarily offset by the differences in the costs and credit risks of such sales.

           7.       PAYMENTS AFTER AN EVENT OF DEFAULT.

                    All payments received and amounts realized by the Holder pursuant to Section 6, including all such payments and amounts received after the Holder has declared pursuant to Section 6.1 the entire unpaid principal and interest amount of the Note to be due and payable, as well as all payments or amounts then held or thereafter received by the Holder as part of the Collateral while an Event of Default shall be continuing, shall be promptly applied and distributed by the Holder in the following order of priority:

                          (a)     First, to the payment of all amounts claimed
due by a person holding a secured interest in the Collateral prior to the interest of Holder, and all reasonable costs and expenses, including legal expenses and attorneys fees, incurred or made hereunder by the Holder, including any such costs and expenses of foreclosure or suit, if any, and of any sale or the exercise of any other remedy under Section 6, and of all taxes, assessments or liens superior to the lien granted under this Security Agreement, except any taxes, assessments or other superior lien subject to which any said sale under
Section 6 hereof may have been made;

                          (b)     Second, to the payment of all amounts then
owned by Borrower to Holder, excepting the amount then owing or unpaid on the Note;

                          (c)     Third, to the payment of the amount then owing
or unpaid on the Note, with application to be made first to the unpaid interest thereon and second, to the unpaid principal thereof, such application to be made upon presentation of the Note and the notation thereon of the payment, if partially paid, or the surrender and cancellation thereof, if fully paid; and

                          (d)     Fourth, to the payment of the balance or
surplus, if any, to Borrower, its successors and assigns, or to any other party who may be lawfully entitled to receive the same.

           8.       POWER OF ATTORNEY.

                    Borrower hereby appoints Holder the attorney-in-fact of Borrower to prepare, sign and file or record, for Borrower in Borrower's names, any financing statements, applications for registration and like papers and to take any other action deemed by Holder necessary or desirable in order to perfect the security interest of Holder hereunder, and to perform any obligation of Holder hereunder at Borrower's expense, but without obligation to do so. Holder agrees to provide prior written notice to Borrower of any such action taken as attorney-in-fact of Borrower, together with copies of any financing statements, applications or other papers executed in such capacity by Holder.

           9.       HOLDER'S RIGHT TO CURE: REIMBURSEMENT.

                    In the event Borrower should fail to do any act as herein provided, Holder may, but without obligation to do so, without notice or release of Borrower from any obligation hereof, make or do the same in such manner and to such extent as Holder may deem necessary to protect the Collateral, including, without limitation, the defense of any action purporting to affect the Collateral or the rights or powers of Holder hereunder, at Borrower's expense.

           10.      ASSIGNS AND SUCCESSORS.

                    This Security Agreement, together with the covenants and warranties contained in it, shall inure to the benefit of Holder, its successors and assigns, and shall be binding upon Borrower, its successors and assigns; provided, however that Borrower may not assign this Agreement or any of the rights or obligations of Borrower hereunder without the prior written consent of Holder.

           11.      PRESENTMENT: APPLICATION.

                    Presentment, protest, notice of protest, notice of dishonor and notice of nonpayment are waived with respect to any proceeds to which Holder is entitled hereunder and any rights to direct the application of payments for security for indebtedness of Borrower hereunder, or indebtedness of customers of Borrower, and any right to require proceedings against others or to require exhaustion of security, are waived.

           12.      NOTICES.

                    All notices, payments, and other communications called for or required by this Security Agreement shall be in writing and shall be deemed to have been validly given on the date of service if served personally on any party to whom notice is to be given, or on the third day after mailing if mailed to any party to whom notice is to be given by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

         TO BORROWER AT:          Avatech Solutions, Inc.
                                  11403 Cronhill Drive, Suite A
                                  Owings Mills, MD 21117
                                  Attention: Charles Cullen
                                  and a courtesy copy to:
                                  Richard M. Goldberg, Esq.
                                  Shapiro and Olander
                                  20th Floor, Charles Center South
                                  36 South Charles Street
                                  Baltimore, MD 21201-3147

           TO HOLDER AT:          Autodesk, Inc.
                                  111 McInnis Parkway
                                  San Rafael, California 94903
                                  Attention: Treasurer

           13.      GOVERNING LAW: JURISDICTION.

                    This Agreement shall be construed in accordance with the laws of the State of California (excluding rules regarding conflicts of law). The parties hereby submit to the personal jurisdiction of and venue in the Superior Court of the State of California, County of Marin and the United States District Court for the Northern District of California in San Francisco.

           14.      ENFORCEMENT.

                    If any portion of this Security Agreement be determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible.

           15.      MISCELLANEOUS.

                    The headings set forth in this Security Agreement are for the convenience of the parties and shall not by themselves determine the interpretation or construction of this Security Agreement. This Agreement may be executed in counterparts, and each counterpart shall be deemed an original instrument, but together shall constitute one and the same instrument. Additionally, any signatures sent by facsimile shall be deemed to be originals and shall have all of the same force and effect and import as an original signature, regardless of whether or not the parties shall or shall not later receive one or more such original signature.

                    IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date set forth above.

"Holder"                                     "Borrower"

AUTODESK, INC.                               AVATECH SOLUTIONS, INC.

By: /s/ [ILLEGIBLE]                          By: /s/ Henry D. Felton
   -------------------------------
 Name: [ILLEGIBLE]                            Name:  HENRY D. FELTON
      ----------------------------
 Title: [ILLEGIBLE]                           Title: CHAIRMAN, CEO
       ---------------------------

                                             AVATECH OF CALIFORNIA, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF CONNECTICUT, INC

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH SOLUTIONS OF COLORADO, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF FLORIDA, INC

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF MARYLAND, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF MICHIGAN, INC

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF NEBRASKA, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF NEW JERSEY, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF NEW YORK, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             AVATECH OF VIRGINIA, INC.

                                             By: /s/ Henry D. Felton
                                                --------------------------------
                                              Name: Henry D. Felton
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------

                                             TECHNICAL LEARNINGWARE COMPANY,
                                             INC.

                                             By: /s/ Ronald C. Diegelman
                                                --------------------------------
                                              Name: Ronald C. Diegelman
                                                   -----------------------------
                                              Title: Chairman
                                                    ----------------------------

                                  ATTACHMENT A
                                       TO
                                    EXHIBIT B
                                       TO
                                  LOAN AGREEMENT

                     LIST OF UCC-1'S FILED BY AUTODESK, INC.
     (A DESCRIPTION OF THE COLLATERAL AS FILED WITH EACH UCC-1 IS ATTACHED)

DEBTOR(S)                                         JURISDICTION                                 DATE OF FILING
---------                                         ------------                                 --------------
Avatech of Maryland, Inc.                         Maryland - Department of                       02/01/1999
                                                  Assessments and Taxation

Avatech Solutions, Inc.                           Maryland - Department of                       02/01/1999
                                                  Assessments and Taxation

Avatech Solutions, Inc.                           Texas - Secretary of State                     02/01/1999

Avatech of California, Inc.                       California - Secretary of State                02/01/1999

Avatech of Solutions of Colorado, Inc. AND        Colorado - Secretary of State                  02/01/1999
Avatech Solutions, Inc.

Avatech of Connecticut, Inc. AND                  Connecticut - Secretary of State               02/02/1999
Avatech Solutions, Inc.

Avatech of Florida, Inc. AND                      Florida - Secretary of State                   02/01/1999
Avatech Solutions, Inc.

Avatech of Michigan, Inc. AND                     Michigan - Secretary of State                  02/01/1999
Avatech Solutions, Inc.

Avatech of Nebraska, Inc. AND                     Iowa - Secretary of State                      02/01/1999
Avatech Solutions, Inc.

Avatech of Nebraska, Inc. AND                     Nebraska - Secretary of State                  02/01/1999
Avatech Solutions, Inc.

Avatech of Michigan, Inc. AND                     Ohio - Secretary of State                      02/01/1999
Avatech Solutions, Inc.

Avatech of Michigan, Inc. AND                     Ohio - Cuyahoga County                         02/01/1999
Avatech Solutions, Inc.

Avatech of New Jersey, Inc. AND                   New Jersey - Secretary of State                02/01/1999
Avatech Solutions, Inc.

Avatech of New York, Inc. AND                     New York - Secretary of State                  02/01/1999
Avatech Solutions, Inc.

Avatech of New York, Inc. AND                     New York - Onondaga County                     02/01/1999
Avatech Solutions, Inc.

Avatech of Virginia, Inc. AND                     Virginia - State Corporation                   02/01/1999
Avatech Solutions, Inc.                           Commission

Technical Learningware Co., Inc. AND              Connecticut - Secretary of State               02/02/1999
Avatech Solutions, Inc.

                                   COLLATERAL

     The collateral covered by this Security Agreement consists of the following:

     All right, title and interest of Debtor now owned or hereafter acquired in and to the following (collectively the "Collateral"):

          (a) All equipment and fixtures (including, without limitation, furniture, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor;

          (b) All inventory (including, without limitation, (i) all raw materials, work in process and finished goods and (ii) all such goods which are returned to or repossessed by Debtor), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor;

          (c) All accounts, chattel paper, contract rights and rights to the payment of money;

          (d) All assets and general intangibles, including, without limitation, (i) customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property; (ii) all patents, copyrights, trademarks, trade names, service marks and other intellectual property rights; (iii) all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, trade names and service marks; and (iv) all goodwill of Debtor.

          (e) All deposit accounts, money, certificated securities, uncertificated securities, instruments and documents; and

          (f) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

               FIRST AMENDMENT TO EXHIBIT A OF THE LOAN AGREEMENT

This Amendment to Exhibit A of the Loan Agreement (the "Amendment"), effective as of October 18, 1999 ("Effective Date"), supplements and amends the terms of the Loan Agreement entered into between Autodesk, Inc. ("Holder") and Avatech Solutions, Inc., a corporation organized under the laws of the State of Delaware, Avatech of California, Inc., Avatech of Connecticut, Inc., Avatech Solutions of Colorado, Inc., Avatech of Florida, Inc., Avatech of Maryland, Inc., Avatech of Michigan, Inc., Avatech of Nebraska, Inc., Avatech of New Jersey, Inc., Avatech of New York, Inc., Avatech of Virginia, Inc., and Technical Learningware Company, Inc., (hereinafter collectively referred to as the "Borrower") with the effective date of January 25, 1999 (the "Agreement"). Capitalized terms not otherwise defined shall have the meaning set forth in the Agreement.

                                    RECITALS

WHEREAS, the parties wish to modify the schedule for payments under the terms of the Agreement

NOWTHEREFORE, in consideration of the mutual covenants herein the parties agree as follows:

                                      TERMS

1. Exhibit A "Secured Promissory Note", Section 1 "Terms of Payment" shall be amended and replaced with the following:

          Principal and interest on this Note shall be due and payable in ten
          (10) quarterly equal installments (adjusted, however, for any prepayments or principal) commencing with the payment of all accrued interest and amortized principal on December 31, 1999 and continuing thereafter on the last day of the month of each succeeding three month interval until maturity. A copy of the payment schedule is attached as
          Schedule 1. Borrower shall pay the accrued interest in the amount of $45,251.48 from the period August 1, 1999 through September 30, 1999, payable on October 29, 1999.

2. Exhibit A, Schedule 1 shall be amended and replaced with the Schedule 1 attached hereto.

3. Except as modified herein, all other terms and conditions in the Agreement shall remain in full force and effect.



"Holder"                               "Borrower"
AUTODESK, INC.                         AVATECH SOLUTIONS, INC.

By:                                    By:  /S/ HENRY D. FELTON
   ---------------------------------      -------------------------------------

Name:                                  Name:  HENRY D. FELTON
     -------------------------------        -----------------------------------

Title:                                 Title:  CHAIRMAN & CEO
      ------------------------------         ----------------------------------

Date:                                  Date:  10/26/99
     -------------------------------        -----------------------------------

AVATECH OF CALIFORNIA, INC.            AVATECH OF CONNECTICUT, INC.

By:  /S/ HENRY D. FELTON               By:  /S/ HENRY D. FELTON
   ---------------------------------      -------------------------------------

Name:  HENRY D. FELTON                 Name:  HENRY D. FELTON
     -------------------------------        -----------------------------------

Title:  PRESIDENT                      Title:  PRESIDENT
      ------------------------------         ----------------------------------

Date:  10/26/99                        Date:  10/26/99
     -------------------------------        -----------------------------------



AVATECH SOLUTIONS OF COLORADO, INC.    AVATECH OF FLORIDA, INC.

By:  /S/ HENRY D. FELTON               By:  /S/ HENRY D. FELTON
   ---------------------------------      -------------------------------------

Name:  HENRY D. FELTON                 Name:  HENRY D. FELTON
     -------------------------------        -----------------------------------

Title:  PRESIDENT                      Title:  PRESIDENT
      ------------------------------         ----------------------------------

Date:  10/26/99                        Date:  10/26/99
     -------------------------------        -----------------------------------



AVATECH OF MARYLAND, INC.              AVATECH OF MICHIGAN, INC.

By:  /S/ HENRY D. FELTON               By:  /S/ HENRY D. FELTON
   ---------------------------------      -------------------------------------

Name:  HENRY D. FELTON                 Name:  HENRY D. FELTON
     -------------------------------        -----------------------------------

Title:  PRESIDENT                      Title:  PRESIDENT
      ------------------------------         ----------------------------------

Date:  10/26/99                        Date:  10/26/99
     -------------------------------        -----------------------------------



AVATECH OF NEBRASKA, INC.              AVATECH OF NEW JERSEY, INC.

By:  /S/ HENRY D. FELTON               By:  /S/ HENRY D. FELTON
   ---------------------------------      -------------------------------------

Name:  HENRY D. FELTON                 Name:  HENRY D. FELTON
     -------------------------------        -----------------------------------

Title:  PRESIDENT                      Title:  PRESIDENT
      ------------------------------         ----------------------------------

Date:  10/26/99                        Date:  10/26/99
     -------------------------------        -----------------------------------

AVATECH OF NEW YORK, INC.              AVATECH OF VIRGINIA, INC.

By:  /S/ HENRY D. FELTON               By:  /S/ HENRY D. FELTON
   ---------------------------------      -------------------------------------

Name:  HENRY D. FELTON                 Name:  HENRY D. FELTON
     -------------------------------        -----------------------------------

Title:  PRESIDENT                      Title:  PRESIDENT
      ------------------------------         ----------------------------------

Date:  10/26/99                        Date:  10/26/99
     -------------------------------        -----------------------------------




TECHNICAL LEARNINGWARE COMPANY, INC.

By:  /S/ HENRY D. FELTON
   ----------------------------------

Name:  HENRY D. FELTON
     --------------------------------

Title:  PRESIDENT
      -------------------------------

Date: :  10/26/99
       ------------------------------

                                   SCHEDULE 1

                              First Amendment - p.1

AUTODESK, INC.
VCPP LOAN PAYMENT CALCULATION
AVATECH
SIMPLE INTEREST RATE = 9.75%
Revised Amortization Schedule (Per Amendment Oct-99)
Principal Amount: $(2,823,382.95)

                 PRINCIPAL       INTEREST       BALANCE          PAYMENTS        INTEREST        PRINCIPAL
--------  ---  --------------  -----------   --------------   --------------   ------------   --------------
09/30/99    0  (2,823,382.95)
10/31/99    1  (2,823,382.95)  (23,379.93)   (2,846,762.88)
11/30/99    2  (2,823,382.95)  (22,625.74)   (2,869,388.62)
12/31/99    3  (2,571,144.82)  (23,379.93)   (2,571,144.82)     (321,623.73)    (69,385.60)     (252,238.13)
01/31/00    4  (2,571,144.82)  (21,291.19)   (2,592,436.01)
02/29/00    5  (2,571,144.82)  (19,917.57)   (2,612,353.58)
03/31/00    6  (2,312,021.04)  (21,291.19)   (2,312,021.04)     (321,623.73)    (62,499.95)     (259,123.78)
04/30/00    7  (2,312,021.04)  (18,527.84)   (2,330,548.88)
05/31/00    8  (2,312,021.04)  (19,145.43)   (2,349,694.31)
06/30/00    9  (2,046,598.42)  (18,527.84)   (2,046,598.42)     (321,623.73)    (56,201.11)     (265,422.62)
07/31/00   10  (2,046,598.42)  (16,947.52)   (2,063,545.94)
08/31/00   11  (2,046,598.42)  (16,947.52)   (2,080,493.46)
09/30/00   12  (1,775,270.55)  (16,400.82)   (1,775,270.55)     (321,623.73)    (50,295.86)     (271,327.87)
10/31/00   13  (1,775,270.55)  (14,700.70)   (1,789,971.25)
11/30/00   14  (1,775,270.55)  (14,226.48)   (1,804,197.73)
12/31/00   15  (1,497,274.70)  (14,700.70)   (1,497,274.70)     (321,623.73)    (43,627.88)     (277,995.85)
01/31/01   16  (1,497,274.70)  (12,398.67)   (1,509,673.37)
02/28/01   17  (1,497,274.70)  (11,198.79)   (1,520,872.16)
03/31/01   18  (1,211,647.10)  (12,398.67)   (1,211,647.10)     (321,623.73)    (35,996.12)     (285,627.61)
04/30/01   19  (1,211,647.10)   (9,709.77)   (1,221,356.87)
05/31/01   20  (1,211,647.10)  (10,033.43)   (1,231,390.31)
06/30/01   21    (919,476.35)   (9,709.77)     (919,476.35)     (321,623.73)    (29,452.98)     (292,170.75)
07/31/01   22    (919,476.35)   (7,614.02)     (927,090.37)
08/31/01   23    (919,476.35)   (7,614.02)     (934,704.39)
09/30/01   24    (620,449.07)   (7,368.41)     (620,449.07)     (321,623.73)    (22,596.45)     (299,027.28)
10/31/01   25    (620,449.07)   (5,137.83)     (625,586.90)
11/30/01   26    (620,449.07)   (4,972.09)     (630,558.99)
12/31/01   27    (314,073.09)   (5,137.83)     (314,073.09)     (321,623.73)    (15,247.75)     (306,375.98)
01/31/02   28    (314,073.09)   (2,600.78)     (316,673.87)
02/28/02   29    (314,073.09)   (2,349.09)     (319,022.96)
03/31/02   30          (0.02)   (2,600.78)           (0.02)     (321,623.73)     (7,550.66)     (314,073.07)
                                                              ==============   ============   ==============
                                                              (3,216,237.30)   (392,854.37)   (2,823,382.93)

                              First Amendment - p.2


AUTODESK, INC.
VCPP LOAN PAYMENT CALCULATION
AVATECH
SIMPLE INTEREST RATE = 9.75%
Initial Funding $(3,000,000.00)


                 PRINCIPAL       INTEREST       BALANCE          PAYMENTS        INTEREST        PRINCIPAL
--------  ---  --------------  -----------   --------------   --------------   ------------   --------------
02/01/99    0  (3,000,000.00)
03/01/99    1  (3,000,000.00)  (22,438.36)   (3,022,438.36)
04/01/99    2  (3,000,000.00)  (24,842.47)   (3,047,280.82)
05/01/99    3  (3,000,000.00)  (24,041.10)   (3,071,321.92)
06/01/99    4  (3,000,000.00)  (24,842.47)   (3,096,164.36)
07/01/99    5  (3,000,000.00)  (24,041.10)   (3,120,205.48)
08/01/99    6  (2,823,382.95)  (24,842.47)   (2,823,382.95)     (321,665.00)   (145,047.95)     (176,617.05)
09/01/99    7  (2,823,382.95)  (23,379.93)   (2,846,762.88)
09/30/99    8  (2,823,382.95)  (21,871.55)   (2,888,834.43)
11/01/99    9  (2,571,103.55)  (24,134.12)   (2,571,103.55)     (321,665.00)    (69,385.60)     (252,279.40)
12/01/99   10  (2,571,103.55)  (20,604.05)   (2,591,707.60)
01/01/00   11  (2,571,103.55)  (21,290.85)   (2,612,998.45)
02/01/00   12  (2,312,624.30)  (21,290.85)   (3,312,624.30)     (321,665.00)    (63,185.75)     (258,479.25)
03/01/00   13  (2,312,624.30)  (17,914.92)   (2,330,639.22)
04/01/00   14  (2,312,624.30)  (19,150.43)   (2,349,669.65)
05/01/00   15  (2,046,557.32)  (18,532.67)   (2,046,557.32)     (321,665.00)    (55,598.02)     (266,066.98)
06/01/00   16  (2,046,557.32)  (16,947.16)   (2,083,504.50)
07/01/00   17  (2,046,557.32)  (16,400.49)   (2,079,904.99)
08/01/00   18  (1,775,187.17)  (16,947.18)   (1,775,187.17)     (321,665.00)    (50,294.85)     (271,370.15)
09/01/00   19  (1,775,187.17)  (14,700.01)   (1,789,887.18)
10/01/00   20  (1,775,187.17)  (14,225.81)   (1,804,112.99)
11/01/00   21  (1,497,148.00)  (14,700.01)   (1,497,148.00)     (321,665.00)    (43,625.83)     (278,039.17)
12/01/00   22  (1,497,148.00)  (11,997.69)   (1,509,145.69)
01/01/01   23  (1,497,148.00)  (12,397.62)   (1,521,543.31)
02/01/01   24  (1,212,275.93)  (12,397.62)   (1,212,275.93)     (321,665.00)    (36,792.92)     (284,872.08)
03/01/01   25  (1,212,275.93)   (9,067.16)   (1,221,343.08)
04/01/01   26  (1,212,275.93)  (10,038.64)   (1,231.381.73)
05/01/01   27    (919,431.54)   (9,714.82)     (919,431.54)     (321,665.00)    (26,820.61)     (292,844.39)
06/01/01   28    (919,431.54)   (7,613.65)     (927,045.19)
07/01/01   29    (919,431.54)   (7,368.05)     (934,413.24)
08/01/01   30    (620,361.88)   (7,613.65)     (620,361.88)     (321,665.00)    (22,595.34)     (299,069.66)
09/01/01   31    (620,361.88)   (5,137.11)     (625,498.99)
10/01/01   32    (620,361.88)   (4,971.39)     (630,470.38)
11/01/01   33    (313,942.49)   (5,137.11)     (313,942.49)     (321,665.00)    (15,245.61)     (306,419.39)
12/01/01   34    (313,942.49)   (2,515.84)     (316,458.33)
01/01/02   35    (313,942.49)   (2,599.70)     (319,058.03)
02/01/02   36          (0.00)   (2,599.70)           (0.00)     (321,657.73)     (7,715.24)     (313,942.49)
                              ============                    ==============   ============   ==============
                              (538,307.73)                    (3,538,307.73)   (538,307.73)   (3,000,000.00)

                       SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to the Loan Agreement (the "Second Amendment"), effective as of December 17, 1999 ("Effective Date"), supplements and amends the terms of the Loan Agreement entered into between Autodesk, Inc. ("Holder") and Avatech Solutions, Inc, a corporation organized under the laws of the State of Delaware, Avatech of California, Inc., Avatech of Connecticut, Inc., Avatech Solutions of Colorado, Inc., Avatech of Florida, Inc., Avatech of Maryland, Inc., Avatech of Michigan, Inc., Avatech of Nebraska, Inc., Avatech of New Jersey, Inc., Avatech of New York, Inc., Avatech of Virginia, Inc., and Technical Learningware Company, Inc., (hereinafter collectively referred to as the "Borrower") with the effective date of January 25, 1999 (the "Agreement") and the Amendment with the Effective Date of October 18, 1999 ("First Amendment"). Capitalized terms not otherwise defined shall have the meaning set forth in the Agreement.

                                    RECITALS

WHEREAS, the parties wish to modify the schedule for payments and modify certain covenants under the terms of the Agreement.

NOWTHEREFORE, in consideration of the mutual covenants herein the parties agree as follows:

                                      TERMS

1. ACKNOWLEDGEMENT OF DEFAULT AND WAIVER. Borrower hereby acknowledges that Borrower has not met the terms of the covenants as set forth in Section 5.8 (minimum current capital) and Section 5.9 (minimum current ratio). These violations constitute an "Event of Default" as defined in the Agreement. Holder hereby agrees to waive the violations and are considering the Borrower to be in compliance with the aforementioned through September 30, 1999. Subsequent to September 30, 1999, the original provisions of these sections are hereby modified to be as follows:

Section 5.8: Borrower will maintain tangible net worth, including subordinated debt, of at least One Million Dollars ($1,000,000.00) through June 29, 2000 and One Million Four Hundred Thousand Dollars ($1,400,000.00) from June 30, 2000 forward.

Section 5.9: Borrower will maintain a ratio of current assets to current liabilities (excluding the current portion of any subordinated indebtedness), in each case determined in accordance with generally accepted accounting principles of at least .90 through June 29, 2000 and .95 through June 30, 2000.

2. Exhibit A "Secured Promissory Note", Section 1 "Terms of Payment" shall be amended to include the following:

               "Borrower shall be required to pay Holder for interest only for the period from October 31, 1999 through September 30, 2000 as set forth in the amended Schedule 1.

3. Exhibit A, Schedule 1 shall be amended and replaced with the Schedule 1 attached hereto.

4. Except as modified herein, all other terms and conditions in the Agreement shall remain in full force and effect.

"Holder"                                         "Borrower"
AUTODESK, INC.                                   AVATECH SOLUTIONS, INC.

By: /s/ Marcia K. Sterling                   By: /s/ Ronald C. Diegelman
   -------------------------------              --------------------------------
Name: Marcia K. Sterling                     Name: RONALD C. DIEGELMAN
     -----------------------------                ------------------------------
Title: [ILLEGIBLE]                           Title: President
      ----------------------------                 -----------------------------
Date: 12/17/99                               Date: 12/20/99
     -----------------------------                ------------------------------

AVATECH OF CALIFORNIA, INC.                  AVATECH OF CONNECTICUT, INC

By: /s/ Ronald C. Diegelman                  By: /s/ Ronald C. Diegelman
    ------------------------------               -------------------------------
Name: RONALD C. DIEGELMAN                    Name:
     -----------------------------                ------------------------------
Title: Treasurer                             Title: Treasurer
      ----------------------------                 -----------------------------
Date:  12/20/99                              Date: 12/20/99
      -----------------------------               ------------------------------

AVATECH SOLUTIONS OF COLORADO, INC.          AVATECH OF FLORIDA, INC.

By: /s/ Ronald C. Diegelman                  By: /s/ Ronald C. Diegelman
    ------------------------------               -------------------------------
Name:                                        Name:
     -----------------------------                ------------------------------
Title: Treasurer                             Title: Treasurer
      ----------------------------                 -----------------------------
Date: 12/20/99                               Date: 12/20/99
      ----------------------------                ------------------------------

AVATECH OF MARYLAND, INC                     AVATECH OF MICHIGAN, INC.

By: /s/ Ronald C. Diegelman                  By: /s/ Ronald C. Diegelman
    ------------------------------               -------------------------------
Name:                                        Name:
     -----------------------------                ------------------------------
Title: Treasurer                             Title: Treasurer
      ----------------------------                 -----------------------------
Date:  12/20/99                              Date: 12/20/99
      -----------------------------               ------------------------------

AVATECH OF NEBRASKA, INC                     AVATECH OF NEW JERSEY, INC.

By: /s/ Ronald C. Diegelman                  By: /s/ Ronald C. Diegelman
    ------------------------------               -------------------------------
Name:                                        Name:
     -----------------------------                ------------------------------
Title: Treasurer                             Title: Treasurer
      ----------------------------                 -----------------------------
Date:  12/20/99                              Date: 12/20/99
      -----------------------------               ------------------------------

AVATECH OF NEW YORK, INC.                    AVATECH OF VIRGINIA, INC.

By: /s/ Ronald C. Diegelman                  By: /s/ Ronald C. Diegelman
    ------------------------------               -------------------------------
Name:                                        Name:
     -----------------------------                ------------------------------
Title: Treasurer                             Title: Treasurer
      ----------------------------                 -----------------------------
Date:  12/20/99                              Date: 12/20/99
      -----------------------------               ------------------------------

TECHNICAL LEARNINGWARE COMPANY, INC.

By: /s/ Ronald C. Diegelman
   -------------------------------
Name:
     -----------------------------
Title: Chief Operating Officer
      ----------------------------
Date: 12/20/99
     -----------------------------

                                  Schedule 1 to
                                Second Amendment
                                       to
                                 Loan Agreement


AUTODESK, INC.
VCPP LOAN PAYMENT CALCULATION
AVATECH
SIMPLE INTEREST RATE = 9.75%
Revised Amortization Schedule (Per Amendment Oct-99)
Principal Amount: $(2,823,382.95)

                 PRINCIPAL       INTEREST       PAYMENTS         INTEREST         PRINCIPAL
--------  ---  --------------  -----------   --------------   --------------   --------------
09/30/99    0  (2,823,382.95)
10/31/99    1  (2,823,382.95)  (23,379.93)
11/30/99    2  (2,823,382.95)  (22,625.74)
12/31/99    3  (2,823,382.95)  (23,379.93)      (69,385.60)      (69,385.60)
01/31/00    4  (2,823,382.95)  (23,379.93)
02/29/00    5  (2,823,382.95)  (21,871.55)
03/31/00    6  (2,823,382.95)  (23,379.93)      (68,631.41)      (68,631.41)
04/30/00    7  (2,823,382.95)  (22,625.74)
05/31/00    8  (2,823,382.95)  (23,379.93)
06/30/00    9  (2,823,382.95)  (22,625.74)      (68,631.41)      (68,631.41)
07/31/00   10  (2,823,382.95)  (23,379.93)
08/31/00   11  (2,823,382.95)  (23,379.93)
09/30/00   12  (2,823,382.95)  (22,625.74)      (69,385.60)      (69,385.60)
10/31/00   13  (2,823,382.95)  (23,379.93)
11/30/00   14  (2,823,382.95)  (22,625.74)
12/31/00   15  (2,381,259.49)  (23,379.93)     (511,509.06)      (69,385.60)     (442,123.46)
01/31/01   16  (2,381,259.49)  (19,718.79)
02/28/01   17  (2,381,259.49)  (17,810.52)
03/31/01   18  (1,926,998.52)  (19,718.79)     (511,509.06)      (57,248.09)     (454,260.97)
04/30/01   19  (1,926,998.52)  (15,442.39)
05/31/01   20  (1,926,998.52)  (15,957.13)
06/30/01   21  (1,462,331.36)  (15,442.39)     (511,509.06)      (46,841.90)     (464,667.16)
07/31/01   22  (1,462,331.36)  (12,109.31)
08/31/01   23  (1,462,331.36)  (12,109.31)
09/30/01   24    (986,759.59)  (11,718.68)     (511,509.06)      (35,937.29)     (475,571.77)
10/31/01   25    (986,759.59)   (8,171,18)
11/30/01   26    (986,759.59)   (7,907.59)
12/31/01   27    (499,500.49)   (8,171.18)     (511,509.06)      (24,249.95)     (487,259.11)
01/31/02   28    (499,500.49)   (4,136.27)
02/28/02   29    (499,500.49)   (3,735.99)
03/31/02   30           0.03    (4,136.27)     (511,509.06)      (12,008.54)     (499,500.52)
                                             ==============   ==============   ==============
                                             (3,345,088.39)     (521,705.41)   (2,823,382.98)

                        THIRD AMENDMENT TO LOAN AGREEMENT

This Third Amendment, effective as of July 27, 2000 ("Effective Date"), amends the terms of the Loan Agreement entered into between Autodesk, Inc. ("Holder") and Avatech Solutions, Inc, a corporation organized under the laws of the State of Delaware, Avatech of California, Inc., Avatech of Connecticut, Inc., Avatech Solutions of Colorado, Inc., Avatech of Florida, Inc., Avatech of Maryland, Inc., Avatech of Michigan, Inc., Avatech of Nebraska, Inc., Avatech of New Jersey, Inc., Avatech of New York, Inc., Avatech of Virginia, Inc., and Technical Learningware Company, Inc., (hereinafter collectively referred to as the "Borrower") with the effective date of January 25, 1999, as amended by the First Amendment with the Effective Date of October 18, 1999 and the Second Amendment with the Effective Date of December 17, 1999 (collectively the "Agreement"). Capitalized terms not otherwise defined shall have the meaning set forth in the Agreement.

                                    RECITALS

WHEREAS, the parties wish to modify the schedule for payments and the terms of the Secured Promissory Note set forth in Exhibit A and temporarily waive Borrower's obligation to comply with certain covenants under the terms of the Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein the parties agree as follows:

                                      TERMS

1. ACKNOWLEDGMENT OF DEFAULT AND WAIVER. Borrower hereby acknowledges that Borrower has failed to comply with the terms of the covenants as set forth in Section 5.8 (minimum current capital) and Section 5.9 (minimum current ratio) and that this failure constitutes an "Event of Default" as defined in the Agreement. Holder hereby agrees to waive the violations and to consider the Borrower to be in compliance with the aforementioned covenants through September 30, 2000. On or before, September 30, 2000, the parties shall amend the above covenants and all other covenants set forth in the Agreement to conform to those agreed by Borrower and Borrower's then-current financial institution, and Borrower shall thenceforth comply with such amended covenants.

2. AMENDMENT OF SECURED PROMISSORY NOTE. Exhibit A ("Secured Promissory Note") to the Agreement is hereby deleted in its entirely and replaced with Exhibit A to this Third Amendment. Concurrently with the execution of this Third Amendment, the parties shall execute the amended Secured Promissory Note, which upon its execution shall supersede the Secured Promissory Note dated January 25, 1999.

3. OTHER TERMS AND CONDITIONS. Except as modified herein, all other terms and conditions in the Agreement shall remain in full force and effect.

"Holder"                                             "Borrower"
AUTODESK, INC.                                       AVATECH SOLUTIONS, INC.

By: /s/ [ILLEGIBLE]                          By: /s/ Henry D. Felton
   -------------------------------              --------------------------------
Name:  [ILLEGIBLE]                           Name:   Henry D. Felton
     -----------------------------                ------------------------------
Title: [ILLEGIBLE]                           Title: CHAIRMAN & CEO
      ----------------------------                 -----------------------------
Date: July 28, 2000                          Date: July 31st 2000
     -----------------------------                ------------------------------

AVATECH OF CALIFORNIA, INC.                  AVATECH OF CONNECTICUT, INC.

By: /s/ Henry D. Felton                      By: /s/ Henry D. Felton
   -------------------------------              --------------------------------
Name: HENRY D. FELTON                        Name:  HENRY D. FELTON
     -----------------------------                ------------------------------
Title: PRESIDENT                             Title: PRESIDENT
      ----------------------------                 -----------------------------
Date: July 31st 2000                         Date: July 31st 2000
     -----------------------------                ------------------------------

AVATECH SOLUTIONS OF COLORADO, INC.          AVATECH OF FLORIDA, INC.

By: /s/ Henry D. Felton                      By: /s/ Henry D. Felton
   -------------------------------              --------------------------------
Name: Henry D. Felton                        Name:   Henry D. Felton
     -----------------------------                ------------------------------
Title: President                             Title: President
      ----------------------------                 -----------------------------
Date: July 31st 2000                         Date: July 31st 2000
     -----------------------------                ------------------------------

AVATECH OF MARYLAND, INC.                    AVATECH OF MICHIGAN, INC.

By: /s/ Henry D. Felton                      By: /s/ Henry D. Felton
   -------------------------------              --------------------------------
Name: Henry D. Felton                        Name:   Henry D. Felton
     -----------------------------                ------------------------------
Title: President                             Title: President
      ----------------------------                 -----------------------------
Date: July 31st 2000                         Date: July 31st 2000
     -----------------------------                ------------------------------

AVATECH OF NEBRASKA, INC                     AVATECH OF NEW JERSEY, INC.

By: /s/ Henry D. Felton                      By: /s/ Henry D. Felton
   -------------------------------              --------------------------------
Name: Henry D. Felton                        Name:   Henry D. Felton
     -----------------------------                ------------------------------
Title: President                             Title: President
      ----------------------------                 -----------------------------
Date: July 31st 2000                         Date: July 31st 2000
     -----------------------------                ------------------------------

AVATECH OF NEW YORK, INC.                    AVATECH OF VIRGINIA, INC.

By: /s/ Henry D. Felton                      By: /s/ Henry D. Felton
   -------------------------------              --------------------------------
Name: Henry D. Felton                        Name:   Henry D. Felton
     -----------------------------                ------------------------------
Title: President                             Title: President
      ----------------------------                 -----------------------------
Date: July 31st 2000                         Date: July 31st 2000
     -----------------------------                ------------------------------

TECHNICAL LEARNINGWARE COMPANY, INC.

By: /s/ Henry D. Felton
   -------------------------------
Name: Henry D. Felton
     -----------------------------
Title: President
      ----------------------------
Date: July 31st 2000
     -----------------------------

                             SECURED PROMISSORY NOTE

$2,960,645.77                                                      July 27, 2000
                                                          San Rafael, California

     For Value Received, Avatech Solutions, Inc., a corporation organized under the laws of the State of Delaware, Avatech of California, Inc., Avatech of Connecticut, Inc., Avatech Solutions of Colorado, Inc., Avatech of Florida, Inc., Avatech of Maryland, Inc., Avatech of Michigan, Inc., Avatech of Nebraska, Inc., Avatech of New Jersey, Inc., Avatech of New York, Inc., Avatech of Virginia, Inc., and Technical Learningware Company, Inc. (hereinafter collectively referred to as the "Borrower"), hereby promises to pay to Autodesk, Inc., a corporation organized under the laws of the State of Delaware, or its assigns ("Holder"), at the principal offices of the Holder presently located a 111 McInnis Parkway, San Rafael, California 94903, the principal sum of Two Million Nine Hundred Sixty Thousand Six Hundred Forty Five Dollars and Seventy Seven Cents ($2,960,645.77), together with accrued interest at the rate specified hereinafter.

     This Note is issued subject to the terms and conditions of a Loan Agreement between the Borrower and the Holder of even date herewith (the "Loan Agreement"), as well as the following additional terms and conditions:

     1.    TERMS OF PAYMENT.

           Principal and interest on this Note shall be due and payable on the dates and in the amounts set forth in Schedule 1 hereto.

     2.    RATE OF INTEREST.

           The unpaid principal on this Note shall bear interest from the date hereof until maturity at a rate of six and fifty one-hundredths (6.50%) per annum.

     3.    SECURITY AGREEMENT.

           Repayment of this Note is secured by certain assets of the Borrower pursuant to a Security Agreement between the Borrower and the Holder dated January 25, 1999 (the "Security Agreement").

     4.    PREPAYMENT.

           This Note may be prepaid, at the Borrower's election, at any time prior to maturity without premium or penalty. Prepayments shall be applied first to interest accrued and then to principal due under this Note in order of maturity.

     5.    EVENTS OF DEFAULT.

           If any Event of Default (as hereinafter defined) shall occur, the Borrower hereby promises to give Holder immediate (other than as provided in this Section 5) oral or written notice of such occurrence, the principal and accrued interest on this Note may be accelerated and declared due and payable at the option of Holder.

           For the purposes of this Section 5, "Events of Default" shall mean any of the following:

           (a)      NONPAYMENT.

                    Failure by the Borrower to pay the principal or interest hereunder within thirty (30) days after the date when due;

           (b)      ACT OF INSOLVENCY.

                    Any affirmative act of bankruptcy or insolvency by the Borrower, or the filing by the Borrower of any petition or action under or the commencement of any proceedings (not subject to subsection (c) below) relating to the Borrower under any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency or moratorium law, or any other law or laws for the relief of or relating to debtors, of any jurisdiction, or the appointment of a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) for the Borrower, or any substantial part of the properties or assets of the Borrower, or the making by the Borrower of an assignment for the benefit of creditors, or the admission by the Borrower in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Borrower in furtherance of any such action;

           (c)      INVOLUNTARY BANKRUPTCY.

                    The filing against the Borrower of any involuntary petition under nay bankruptcy, reorganization, arrangement, readjustment of debt, insolvency, moratorium, dissolution or liquidation law, or any other law or laws for the relief of or relating to debtors, of any jurisdiction, or the entry or rendering of any order, judgement or decree approving the filing of the petition in any such proceedings, or the appointment of any receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for the Borrower or any substantial part of the properties or assets of the Borrower, unless such petition, order, judgement, decree or appointment is set aside or withdrawn or ceases to be effective within sixty (60) days after the date of such filing, rendering, entry or appointment, or the entry or rendering of an order, judgement or decree adjudicating the Borrower bankrupt or insolvent;

           (d)      MISREPRESENTATION.

                    Any misrepresentation or omission of a material fact in this Note, the Loan Agreement or the Security Agreement; or

           (e)      MATERIAL ADVERSE CHANGE.

                    Any Material Adverse Change in the condition of the Borrower, which shall mean a material adverse change in (a) the business, assets, operations, prospects or financial or other condition of Borrower; (b) the ability of Borrower to pay or perform the Borrower's obligations in accordance with the terms of this Note and the other transaction documents and to avoid an Event of Default under any transaction document; or (c) the rights and remedies of Holder under this Note, the other transaction documents or any related document, instrument or agreement, if the Borrower fails to remedy the Material Adverse Change within thirty (30) days of written notice thereof;

           (f)      CHANGE OF CONTROL.

                    A Change of Control of the Borrower, which shall mean a merger, sale of securities or sale of all or substantially all of Borrower's assets that results in a change of ownership of at least 50%, except such changes of control which are entirely between the Borrower provided that written notice of such change of control between Borrower is provided to Holder within thirty (30) days of consummation such change;

           (g)      OTHER BREACH OR DEFAULT.

                    A breach or default by the Borrower in the performance or observance of any other term, covenant, representation, warranty or agreement contained in this Note, the Loan Agreement or the Security Agreement to be performed or observed by the Borrower, if the Borrower fails to cure within thirty (30) days of written notice of such breach or default to the Holder.

     6.    REPLACEMENT.

           Upon receipt by the Borrower of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note (provided that an affidavit of Holder will be satisfactory for such purpose), and of indemnity satisfactory to it (provided that if the Holder is the original Holder hereof, its own indemnification agreement shall under all circumstances be satisfactory, and no bond shall be required), and upon surrender and cancellation of this Note, if mutilated, the Borrower will make and deliver a new Note of the same terms in a principal amount equal to the outstanding balance of this Note, dated as of the last date at which principal or interest has been paid upon this Note.

     7.    ATTORNEYS' FEES.

           The Borrower covenants that upon the occurrence of any Event of Default it will pay to Holder all costs and expenses of collection and enforcement of this Note, including reasonable attorney's fees.

     7.    ATTORNEYS' FEES.

           The Borrower covenants that upon the occurrence of any Event of Default it will pay to Holder all costs and expenses of collection and enforcement of this Note, including reasonable attorneys' fees.

     8.    GOVERNING LAW.

           This Agreement shall be construed in accordance with the laws of the State of California (excluding rules regarding conflicts of law). The parties hereby submit to the personal jurisdiction of and venue in the Superior Court of the State of California, County of Marin, and the United States District Court for the Northern District of California in San Francisco.

     9.    MISCELLANEOUS.

           This Agreement may be executed in counterparts, and each counterpart shall be deemed an original instrument, but together shall constitute one and the same instrument. Additionally, any signatures sent by facsimile shall be deemed to be originals and shall have all of the same force and effect and import as an original signature, regardless of whether or not the parties shall or shall not later receive one or more such original signature.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed in its corporate name by its duly authorized officer.

"HOLDER"                                     "BORROWER"

AUTODESK, INC.                               AVATECH SOLUTIONS, INC.

By: /s/ [ILLEGIBLE]                          By: /s/ Henry D. Felton
   -------------------------------              --------------------------------

       [ILLEGIBLE]                                   Henry D. Felton
----------------------------------           -----------------------------------
           (PRINTED)                                       (PRINTED)

      [ILLEGIBLE]                                 CHAIRMAN & CEO
----------------------------------           -----------------------------------
            (TITLE)                                         (TITLE)

    July 28 2000                                     July 31st 2000
----------------------------------           -----------------------------------
            (DATE)                                          (DATE)

AVATECH OF CALIFORNIA, INC.                  AVATECH OF CONNECTICUT, INC

By: /s/ Henry D. Felton                      By: /s/ Henry D. Felton
   -------------------------------              --------------------------------
Name: Henry D. Felton                        Name:   Henry D. Felton
     -----------------------------                ------------------------------
Title: President                             Title: President
      ----------------------------                 -----------------------------
Date: July 31st 2000                         Date: July 31st 2000
     -----------------------------                ------------------------------

AVATECH SOLUTIONS OF COLORADO, INC.          AVATECH OF FLORIDA, INC.

By: /s/ Henry D. Felton                      By: /s/ Henry D. Felton
   -------------------------------              --------------------------------
Name: Henry D. Felton                        Name:   Henry D. Felton
     -----------------------------                ------------------------------
Title: President                             Title: President
      ----------------------------                 -----------------------------
Date: July 31st 2000                         Date: July 31st 2000
     -----------------------------                ------------------------------

AVATECH OF MARYLAND, INC.                    AVATECH OF MICHIGAN, INC.

By: /s/ Henry D. Felton                      By: /s/ Henry D. Felton
   -------------------------------              --------------------------------
Name: Henry D. Felton                        Name:   Henry D. Felton
     -----------------------------                ------------------------------
Title: President                             Title: President
      ----------------------------                 -----------------------------
Date: July 31st 2000                         Date: July 31st 2000
     -----------------------------                ------------------------------

AVATECH OF NEBRASKA, INC                     AVATECH OF NEW JERSEY, INC.

By: /s/ Henry D. Felton                      By: /s/ Henry D. Felton
   -------------------------------              --------------------------------
Name: Henry D. Felton                        Name:   Henry D. Felton
     -----------------------------                ------------------------------
Title: President                             Title: President
      ----------------------------                 -----------------------------
Date: July 31st 2000                         Date: July 31st 2000
     -----------------------------                ------------------------------

AVATECH OF NEW YORK, INC.                     AVATECH OF VIRGINIA, INC.

By: /s/ Henry D. Felton                      By: /s/ Henry D. Felton
   -------------------------------              --------------------------------
Name: Henry D. Felton                        Name:   Henry D. Felton
     -----------------------------                ------------------------------
Title: President                             Title: President
      ----------------------------                 -----------------------------
Date: July 31st 2000                         Date: July 31st 2000
     -----------------------------                ------------------------------

TECHNICAL LEARNINGWARE COMPANY, INC.

By: /s/ Henry D. Felton
   -------------------------------
Name: Henry D. Felton
     -----------------------------
Title: President
      ----------------------------
Date: July 31st 2000
     -----------------------------

                                  Schedule 1 to
                                 Third Amendment
                                       to
                                 Loan Agreement


AUTODESK, INC.
VCPP LOAN PAYMENT CALCULATION
AVATECH SOLUTIONS, INC.
SIMPLE INTEREST RATE = 9.75%
Revised Draft Amortization Schedule (July, 2000)

SIMPLE INTEREST RATE 6.5%
Principal Amount: $(2,960,645.77)

                  PRINCIPAL      INTEREST       PAYMENTS         INTEREST         PRINCIPAL
--------  ---  --------------  -----------   --------------   --------------   --------------
06/30/00    0  (2,960,645.77)
07/31/00    1  (2,960,645.77)  (16,344.39)
08/31/00    2  (2,960,645.77)  (16,344.39)
09/30/00    3  (2,960,645.77)  (15,817.15)      (48,505.92)      (48,505.92)              --
10/31/00    4  (2,960,645.77)  (16,344.39)
11/30/00    5  (2,960,645.77)  (15,817.15)
12/31/00    6  (2,960,645.77)  (16,344.39)      (48,505.92)      (48,505.92)              --
01/31/01    7  (2,960,645.77)  (16,344.39)
02/28/01    8  (2,960,645.77)  (14,762.67)
03/31/01    9  (2,960,645.77)  (16,344.39)      (47,451.45)      (47,451.45)              --
04/30/01   10  (2,960,645.77)  (15,817.15)
05/31/01   11  (2,960,645.77)  (16,344.39)
06/30/01   12  (2,960,645.77)  (15,817.15)      (47,978.68)      (47,978.68)              --
07/31/01   13  (2,960,645.77)  (16,344.39)
08/31/01   14  (2,960,645.77)  (16,344.39)
09/30/01   15  (2,960,645.77)  (15,817.15)      (48,505.92)      (48,505.92)              --
10/31/01   16  (2,960,645.77)  (16,344.39)
11/30/01   17  (2,960,645.77)  (15,817.15)
12/31/01   18  (2,387,840.83)  (16,344.39)     (621,310.86)      (48,505.92)     (572,804.94)
01/31/02   19  (2,387,840.83)  (13,182.19)
02/28/02   20  (2,387,840.83)  (11,906.49)
03/31/02   21  (1,804,800.84)  (13,182.19)     (621,310.86)      (38,270.87)     (583,039.99)
04/30/02   22  (1,804,800.84)   (9,642.09)
05/31/02   23  (1,804,800.84)   (9,963.49)
06/30/02   24  (1,212,737.65)   (9,642.09)     (621,310.86)      (29,247.66)     (492,063.20)
07/31/02   25  (1,212,737.65)   (6,694.98)
08/31/02   26  (1,212,737.65)   (6,694.98)
09/30/02   27    (611,295.75)   (6,479.01)     (621,310.86)      (19,868.96)     (601,441.90)
10/31/02   28    (611,295.75)   (3,374.69)
11/30/02   29    (611,295.75)   (3,265.83)
12/31/02   30          (0.00)   (3,374.69)     (621,310.86)      (10,015.20)     (611,295.75)
                                             ==============   ==============   ==============
                                             (3,347,502.20)     (386,856.52)   (2,960,645.77)